Exhibit 99.3

Aspen Insurance Holdings Limited February 8, 2011 Q4 2010 Earnings Conference Call AHL: NYSE

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call will contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "do not believe," "aim," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic or material loss events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; evolving issues with respect to interpretation of coverage after major loss events; the effectiveness of our loss limitation methods; changes in the total industry losses, or our share of total industry losses, resulting from past events and any intervening legislative or governmental action and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modeling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law; the impact of acts of terrorism and related legislation and acts of war; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the continuing and uncertain impact of the current depressed economic environment in many of the countries in which we operate; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; changes in insurance and reinsurance market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; a decline in our operating subsidiaries' ratings with S&P, A.M. Best Company, Inc. ("A.M. Best") or Moody's; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; changes in government regulations or tax laws in jurisdictions where we conduct business; Aspen Holdings or Aspen Insurance Limited becoming subject to income taxes in the United States or the United Kingdom; loss of key personnel; and increased counterparty risk due to the credit impairment of financial institutions. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2010. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment in the setting of reserves and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. The actuarial range of reserves and management's best estimate represents a distribution from our internal capital model for reserving risk based on our then current state of knowledge and explicit and implicit assumptions relating to the incurred pattern of claims, the expected ultimate settlement amount, inflation and dependencies between lines of business. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates and reserves, there can be no assurance that Aspen's ultimate losses will remain within the stated amounts.

Financial Highlights: Q4 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm

Financial Highlights: YTD 2010 (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income, average equity to closing shareholders' equity and diluted book value per share to basic book value per share in the Investor Relations section of Aspen's website at www.aspen.bm

Growth in Book Value Per Share and ROE (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Diluted Book Value per Share up 14% since December 31, 2009

Business Performance and Market Outlook Q4 2010* * As at December 31, 2010. Key located on page 22 AHL: NYSE

Financial Highlights: Group Summary Q4 2010 Property Marine, Energy and Transportation Financial and Professional Lines Property Catastrophe Other Property Specialty

Financial Highlights: Group Summary YTD 2010 Casualty Property Marine, Energy and Transportation Financial and Professional Lines Property Catastrophe Other Property Specialty

Financial Highlights: Group Summary Q4 2010 Underwriting Revenues 406 23 383 476 413 18 395 500 0 100 200 300 400 500 600 700 800 GWP Premiums Ceded NWP NEP $m Expenses 228 95 60 20 403 308 91 12 477 66 0 100 200 300 400 500 600 Loss & Loss Expenses Acquisition Expenses Operating Admin Expenses Corporate Expenses Total Expenses $m Income 129 126 126 108 86 96 93 76 0 20 40 60 80 100 120 140 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $m Contribution 73 58 23 57 0 10 20 30 40 50 60 70 80 Underwriting Income Net Investment Income $m n Q4 2009 n Q4 2010

Financial Highlights: Group Summary YTD 2010 Underwriting Revenues 2,067 230 1,837 1,823 2,077 186 1,891 1,899 0 500 1,000 1,500 2,000 2,500 GWP Premiums Ceded NWP NEP $m Expenses 948 334 199 54 1,535 1,249 328 212 47 1,836 0 400 800 1,200 1,600 2,000 Loss & Loss Expenses Acquisition Expenses Operating Admin Expenses Corporate Expenses Total Expenses $m Income 521 535 474 400 288 340 313 243 0 100 200 300 400 500 600 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $m Contribution 288 249 63 232 0 50 100 150 200 250 300 350 Underwriting Income Net Investment Income $m n YTD 2009 n YTD 2010

Key Performance Metrics: Q4 2010 and YTD 2010 * n YTD 2009 n YTD 2010 n Q4 2009 n Q4 2010

Results by Business Segment: Q4 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses n Q4 2009 n Q4 2010

Results by Business Segment: YTD 2010 (*) Underwriting income is calculated as underwriting revenues, less underwriting expenses n YTD 2009 n YTD 2010

Key Performance Metrics: Q4 2010 * Reinsurance 82.8% 78.7% (10.9)% (9.7)% 12.6% -20% 0% 20% 40% 60% 80% 100% 120% Q4 2009 Q4 2010 Combined Ratio 71.9% 81.6% Insurance 90.4% 3.1% 6.2% 102.6% 0% 20% 40% 60% 80% 100% 120% Q4 2009 Q4 2010 Combined Ratio Prior Year Adj. Prior Year Adj. AY Combined Ratio 108.8% 93.5% Total 90.7% 91.0% (6.0)% (3.1)% 7.4% -20% 0% 20% 40% 60% 80% 100% 120% Q4 2009 Q4 2010 Combined Ratio Prior Year Adj. AY Combined Ratio (excl. Cats) Catastrophe Losses 95.3% 84.7% (*) Catastrophe losses from the New Zealand and Chile earthquakes have been removed from the accident year combined ratios for comparative purposes

Key Performance Metrics: YTD 2010 (*) Catastrophe losses from the New Zealand and Chile earthquakes have been removed from the accident year combined ratios for comparative purposes Prior Year Adj. AY Combined Ratio (excl. Cats) Catastrophe Losses Prior Year Adj. Prior Year Adj. AY Combined Ratio

Financial Highlights: Total Investment Return - Q4 2010 58.2 7.5 (33.1) 29.3 57.0 10.5 (54.6) (3.3) (122.1) -150 -120 -90 -60 -30 0 30 60 90 Net Investment Income Realized Investment Gains Other-Than- Temporary Impairment Charges Movement in Unrealized Investment Gains/Losses Total Investment Return $m Q4 2009 Q4 2010 (0)

Financial Highlights: Total Investment Return - YTD 2010 Annualized Investment Return for the Year to Date of 4.8% 248.5 34.6 118.2 232.0 50.9 53.9 336.5 (23.2) 378.1 -50 0 50 100 150 200 250 300 350 400 Net Investment Income Realized Investment Gains Other-Than- Temporary Impairment Charges Movement in Unrealized Investment Gains/Losses Total Investment Return $m YTD 2009 YTD 2010 (0.3)

Fixed Income Portfolio by Asset Type (US$ in millions) ASSETS: INVESTMENT PORTFOLIO DECEMBER 31, 2010

Australian Cat Events Aspen Property Reinsurance 1st Flood Event Central Queensland Dec 24 - 31, 2010 <= $1.5bn => $1-2bn notable uncertainty on mining losses Losses not expected to be material $0.5bn Losses expected to be less than 1% of estimated market loss No losses expected Approx. $10m, included within Q410 IBNR Insured Market Loss Estimate ICA Reported Claims $0.5 -1bn AIR initial range $0.36 -1.52bn n/a n/a $2-4bn likely to trigger main domestic cat placements. Upper end of range could trigger worldwide placements Aspen's Cat Lines are Biased Towards Upper Layers No Aggregates, Sub-Layers or Frequency Driven Sideways Covers 2nd Flood Event SE Queensland Jan 4, 2011 3rd Flood Event Brisbane Jan 10 - 17, 2011 4th Flood Event Victoria Jan 13, 2011 (ongoing) Cyclone Yasi N Queensland Feb 2, 2011 ICA: Insurance Council of Australia Losses expected to be less than 1% of estimated market loss

Aspen's Modelled Worldwide Natural Catastrophe Exposures - Major Peril Zones Source: Aspen analysis using RMS v9.0 occurrence exceedance probability as at January 1, 2011 and Shareholders' Equity of $3,241.9 million. 1 in 100 Year Tolerance: 17.5% of Total Shareholders' Equity 1 in 250 Year Tolerance: 25% of Total Shareholders' Equity

2011 Guidance Actual 2010 Results Initial Guidance February 7, 2011 Gross Written Premium $2.1 billion $2.1 billion +- 5% % Premium Ceded 10.4% of GEP 8% - 12% of GEP Combined Ratio 96.7% 93% - 98% Tax Rate 8.1% 8% - 12% Cat-Load $181 million $170 million (assuming normal loss experience)

Business Performance and Market Outlook: Key Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Outlook Key 1 2 3 4 5 6 Excellent Excellent Significantly Up Excellent Significantly Up Excellent Good Good Up Good Up Good Satisfactory Satisfactory Flat Satisfactory Flat Satisfactory Of Concern Of Concern Down Of Concern Down Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Unsatisfactory